UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 August 9, 2004
                Date of Report (Date of earliest event reported)



                                  NICOR INC.
            (Exact name of registrant as specified in its charter)



         Illinois                  1-7297                     36-2855175
(State or other jurisdiction     (Commission               (I.R.S. Employer
    of incorporation)             File Number)           Identification Number)



                                1844 Ferry Road
                        Naperville, Illinois 60563-9600
              (Address of principal executive offices) (Zip Code)


                                (630) 305-9500
              (Registrant's telephone number, including area code)

Item 7.   Financial Statements and Exhibits
-------   ---------------------------------

The following is furnished as an exhibit to this report.

Exhibit
Number          Description
-------         -----------

  99.1          Press release of Nicor Inc. issued August 9, 2004.

Item 12.   Results of Operations and Financial Condition
--------   ---------------------------------------------

The information in this Item is furnished to, but not filed with, the Securities and Exchange Commission solely under Item 12 of Form 8-K, "Results of Operations and Financial Condition."

On August 9, 2004, Nicor Inc. issued a press release announcing financial results for the quarter ended June 30, 2004 and providing 2004 earnings guidance. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Signature
---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    Nicor Inc.


Date   August 9, 2004               /s/ RICHARD L. HAWLEY
       ---------------              ----------------------------
                                    Richard L. Hawley
                                    Executive Vice President and
                                    Chief Financial Officer

Exhibit Index
-------------

  Exhibit
   Number                      Description of Document
  -------           -----------------------------------------------------
    99.1            Press release of Nicor Inc. issued August 9, 2004.